Exhibit 99.1

                 Homestore Reports Second Quarter 2005 Results;
               Higher Revenue Growth, Net Income of $3.3 Million

     WESTLAKE VILLAGE, Calif.--(BUSINESS WIRE)--Aug. 4, 2005--Homestore, Inc. (NASDAQ:HOMS), the leading provider of real estate media and technology solutions, today reported financial results for the second quarter ended June 30, 2005. Total revenue for the second quarter was $63.3 million, a 16% increase from $54.3 million in the second quarter of 2004. Net income for the second quarter was $3.3 million, or $0.02 per share, compared to a net loss of $4.3 million, or $0.03 per share, for the second quarter of 2004.
     "The second quarter financial results are the strongest Homestore has delivered since we began the turnaround a little over three years ago," said Mike Long, Homestore's chief executive officer. "Our past investments in our Realtor.com and Top Producer businesses continue to deliver increasingly positive returns, reinforcing our belief that the investments we are currently making in other areas of the Company will create long term value."
     Net income for the second quarter of 2005 included legal expense of $4.2 million, reflected in General & Administrative costs, related to the Company's obligation to advance the defense costs of former officers, and a $1.4 million reduction of previous restructuring charges. Net loss from the second quarter of 2004 included a $2.2 million litigation settlement expense.
     The $4.2 million legal expense is in addition to a $7.2 million expense reflected in the third quarter of 2004 and represents the estimated legal costs incurred through June, 30, 2005 by the former officers. The Company will continue to incur expense in subsequent quarters as further defense costs are incurred and until such time as the matters are resolved, or it is determined the Company is no longer obligated to advance these costs.
     Homestore's EBITDA (income from operations, excluding restructuring charges and certain other non-cash and non-recurring items, principally stock-based charges, depreciation, and amortization) for the second quarter of 2005 was $2.9 million, compared to $2.3 million for the second quarter of 2004. The Company's EBITDA calculation for the second quarter excludes the impact of $1.3 million in non-recurring revenue. The Company has reported EBITDA because management uses it to monitor and assess the Company's performance and believes it is helpful to investors in understanding the Company's business.

     CONFERENCE CALL

     As previously announced, Homestore will host a conference call, which will be broadcast live over the Internet today, Thursday, August 4, 2005, at 2:00 p.m. PDT (5:00 p.m. EDT). Chief Executive Officer, Mike Long, and Chief Financial Officer, Lew Belote, will discuss the Company's second quarter 2005 results. In order to participate in the call, investors should log on to http://ir.homestore.com and click on "Event Calendar." Windows Media Player software is required and is obtainable at no cost. Please connect to the above Web site ten minutes prior to the call to load any necessary audio software. A replay of the call will be available in the same section of the Company's Web site two hours after the end of the call. A telephone replay will also be available from 5:00 p.m. PDT (8:00 p.m. EDT) on August 4 until midnight on August 10 at 706-645-9291, conference code 7858906. For additional information regarding the Company's results, please go to the "SEC Filings" section at http://ir.homestore.com to view annual reports as filed with the Securities and Exchange Commission on Form 10-K. Homestore's Form 10-Q for the quarter ended June 30, 2005 is expected to be filed with the Securities and Exchange Commission on, or before, Monday, August 8, 2005.

     USE OF NON-GAAP FINANCIAL MEASURES

     To supplement its consolidated financial statements presented in accordance with generally accepted accounting principles in the United States ("GAAP"), Homestore uses a non-GAAP measure of income (loss) from operations excluding restructuring charges and certain other non-cash expenses and non-recurring, principally stock-based charges, depreciation and amortization, which is referred to as EBITDA. A reconciliation of this non-GAAP measure to GAAP is provided in the attached tables. These non-GAAP adjustments are provided to enhance the user's overall understanding of Homestore's current financial performance and its prospects for the future. Homestore believes these non-GAAP results provide useful information to both management and investors by excluding certain expenses that it believes are not indicative of its core operating results and a more consistent basis for comparison between quarters. Further, this non-GAAP method is the primary basis management uses for planning and forecasting its future operations. The presentation of this additional information should not be considered in isolation or as a substitute for results prepared in accordance with GAAP.

     CAUTION REGARDING FORWARD LOOKING STATEMENTS

     This press release may contain forward-looking statements, including information about management's view of Homestore's future expectations, plans and prospects, within the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. These statements involve known and unknown risks, uncertainties and other factors which may cause the results of Homestore, its subsidiaries, divisions and concepts to be materially different than those expressed or implied in such statements. These risk factors and others are included from time to time in documents Homestore files with the Securities and Exchange Commission, including but not limited to, its Form 10-Ks, Form 10-Qs and Form 8-Ks. Other unknown or unpredictable factors also could have material adverse effects on Homestore's future results. The forward-looking statements included in this press release are made only as of the date hereof. Homestore cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. Finally, Homestore expressly disclaims any intent or obligation to update any forward-looking statements to reflect subsequent events or circumstances.


                            HOMESTORE, INC.
                 CONSOLIDATED STATEMENTS OF OPERATIONS
               (in thousands, except per share amounts)
                              (unaudited)


                               Three Months Ended   Six Months Ended
                                     June 30,            June 30,
                               ------------------- -------------------
                                   2005      2004      2005      2004
                               --------- --------- --------- ---------

Revenue                        $ 63,253  $ 54,320  $119,709  $107,744
  Cost of revenue                13,539    12,467    26,440    25,717
                                --------  --------  --------  --------
  Gross profit                   49,714    41,853    93,269    82,027
                                ========  ========  ========  ========

Operating expenses:
  Sales and marketing            22,689    22,738    45,051    46,997
  Product and website
   development                    5,062     3,768     9,441     7,703
  General and administrative     19,692    15,066    36,069    29,057
  Amortization of intangible
   assets                           958     2,114     2,155     4,442
  Restructuring charges          (1,442)       --    (1,442)      345
  Litigation Settlement              --     2,168        --     2,168
                                --------  --------  --------  --------
Total operating expenses         46,959    45,854    91,274    90,712
                                --------  --------  --------  --------
Income (loss) from operations     2,755    (4,001)    1,995    (8,685)

Interest income (expense), net      496        25       849       (60)
Other income (expense), net          69        16        81         8
                                --------  --------  --------  --------
Income (loss) from continuing
 operations                       3,320    (3,960)    2,925    (8,737)

Loss from discontinued
 operations                          --      (302)       --      (608)
                                --------  --------  --------  --------
  Net income (loss)            $  3,320  $ (4,262) $  2,925  $ (9,345)
                                ========  ========  ========  ========

Basic income (loss) per share
  Continuing operations        $   0.02  $  (0.03) $   0.02  $  (0.07)
  Discontinued operations            --     (0.00)       --     (0.00)
                                --------  --------  --------  --------
  Net income (loss)            $   0.02  $  (0.03) $   0.02  $  (0.07)
                                ========  ========  ========  ========

Diluted income (loss) per share
  Continuing operations        $   0.02  $  (0.03) $   0.02  $  (0.07)
  Discontinued operations            --     (0.00)       --     (0.00)
                                --------  --------  --------  --------
  Net income (loss)            $   0.02  $  (0.03) $   0.02  $  (0.07)
                                ========  ========  ========  ========

Shares used to calculate basic
 and diluted per share amounts
     Basic                      146,729   132,577   146,693   126,858
                                ========  ========  ========  ========
     Diluted                    151,842   132,577   153,037   126,858
                                ========  ========  ========  ========


                            HOMESTORE, INC.
             RECONCILIATION OF NON-GAAP FINANCIAL MEASURE

      INCOME FROM OPERATIONS EXCLUDING RESTRUCTURING CHARGES AND
      CERTAIN OTHER NON-CASH AND NON-RECURRING ITEMS, PRINCIPALLY
     STOCK-BASED CHARGES, DEPRECIATION, AND AMORTIZATION (EBITDA)
                            (in thousands)
                              (unaudited)


                                   Three Months Ended Six Months Ended
                                        June 30,          June 30,
                                   -----------------------------------
                                      2005     2004     2005     2004
                                   -------- -------- -------- --------

Income (loss) from operations      $ 2,755  $(4,001) $ 1,995  $(8,685)

Plus:
  Stock-based charges                  133      134      517      551
  Amortization of intangible assets    958    2,114    2,155    4,442
  Depreciation                       1,836    1,904    3,460    4,276
  Restructuring charge              (1,442)      --   (1,442)     345
  Non-recurring revenue             (1,332)      --   (1,332)      --
  Litigation settlement                 --    2,168       --    2,168
                                    -------  -------  -------  -------
EBITDA                             $ 2,908  $ 2,319  $ 5,353  $ 3,097
                                    =======  =======  =======  =======


                            HOMESTORE, INC.
                       SEGMENT OPERATING RESULTS
                            (in thousands)
                              (unaudited)

                               Three Months Ended   Six Months Ended
                                     June 30,            June 30,
                               ---------------------------------------
                                   2005      2004      2005      2004
                               --------- --------- --------- ---------
Revenue:
  Media services               $ 44,487  $ 37,707  $ 83,545  $ 75,339
  Software                        6,400     4,305    12,002     8,694
  Print                          12,366    12,308    24,162    23,711
                                --------  --------  --------  --------
Total revenue                  $ 63,253  $ 54,320  $119,709  $107,744
                                ========  ========  ========  ========

Operating income (loss)
  Media services               $ 14,848  $  7,650  $ 25,064  $ 13,057
  Software                        1,169       113     1,754        65
  Print                          (1,964)     (140)   (3,144)     (547)
  Unallocated                   (11,298)  (11,624)  (21,679)  (21,260)
                                --------  --------  --------  --------
    Income (loss) from
     operations                $  2,755  $ (4,001) $  1,995  $ (8,685)
                                ========  ========  ========  ========


                            HOMESTORE, INC.
                 CONSOLIDATED STATEMENTS OF CASH FLOWS
                            (in thousands)
                              (unaudited)


                                                     Six Months Ended
                                                          June 30,
                                                     -----------------
                                                        2005     2004
                                                     -------- --------
Cash flows from continuing operating activities:
Income (loss) from continuing operations             $ 2,925  $(8,737)
Adjustments to reconcile net income (loss) to net
 cash provided by continuing operating activities:
   Depreciation                                        3,460    4,276
   Amortization of intangible assets                   2,155    4,442
   Provision for doubtful accounts                       565       66
   Stock-based charges                                   517      551
   Other non-cash items                                    2       55
Changes in operating assets and liabilities, net of
 discontinued operations:
   Accounts receivable                                  (716)    (199)
   Prepaid distribution expense                           --   10,509
   Restricted cash                                       (77)      --
   Other assets                                       (1,650)  (2,381)
   Accounts payable and accrued expenses              (5,409)  (6,554)
   Accrued distribution obligation                        --   (7,406)
   Deferred revenue                                    4,854    6,038
                                                      -------  -------

     Net cash provided by continuing operating
      activities                                       6,626      660
     Net cash used in discontinued operations             --     (567)
                                                      -------  -------

     Net cash provided by operating activities         6,626       93
                                                      -------  -------

Cash flows from investing activities:
Purchases of property and equipment                   (4,204)  (1,898)
Maturities of short-term investments                   4,000    1,000
Purchases of short-term investments                   (8,710)  (1,125)
                                                      -------  -------
     Net cash used in investing activities            (8,914)  (2,023)
                                                      -------  -------

Cash flows from financing activities:
Proceeds from exercise of stock options, warrants
 and shares issuances under employee stock purchase
 plan                                                    535    2,760
Payments on capital leases                              (927)  (1,250)
                                                      -------  -------
     Net cash provided by financing activities          (392)   1,510
                                                      -------  -------

Change in cash and cash equivalents                   (2,680)    (420)

Cash and cash equivalents, beginning of period        14,819   13,942
                                                      -------  -------
Cash and cash equivalents, end of period             $12,139  $13,522
                                                      =======  =======


                            HOMESTORE, INC.
                 CONDENSED CONSOLIDATED BALANCE SHEETS
                            (in thousands)


                                                June 30,  December 31,
                                                  2005        2004
                                             -------------------------
ASSETS
Current assets:
Cash and cash equivalents                    $    12,139  $    14,819
Short-term investments                            49,750       45,040
Accounts receivable, net                          12,683       12,532
Other current assets                              14,162       12,498
                                              -----------  -----------
Total current assets                              88,734       84,889

Property and equipment, net                       16,271       15,242
Goodwill, net                                     19,502       19,502
Intangible assets, net                            15,709       17,864
Restricted cash                                    5,917        5,840
Other assets                                       7,001        7,167
                                              -----------  -----------
Total assets                                 $   153,134  $   150,504
                                              ===========  ===========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable                             $     2,508  $     2,675
Accrued expenses                                  37,160       39,894
Obligation under capital leases                    1,498        1,774
Deferred revenue                                  48,359       39,487
                                              -----------  -----------
Total current liabilities                         89,525       83,830

Obligation under capital leases                      340          991
Deferred revenue                                      82        4,100
Other liabilities                                  2,036        4,190
                                              -----------  -----------
Total liabilities                                 91,983       93,111
                                              -----------  -----------

Stockholders' equity:
Common stock                                         147          147
Additional paid-in capital                     2,044,056    2,043,053
Deferred stock-based charges                        (506)        (406)
Accumulated other comprehensive income               339          409
Accumulated deficit                           (1,982,885)  (1,985,810)
                                              -----------  -----------
  Total stockholders' equity                      61,151       57,393
                                              -----------  -----------

Total liabilities and stockholders' equity   $   153,134  $   150,504
                                              ===========  ===========


     ABOUT HOMESTORE, INC.

     Homestore, Inc. (NASDAQ:HOMS) offers a wide variety of information and decision support tools for consumers looking for home and real estate-related information on the Internet. The Company operates the No. 1 network of real estate sites, including REALTOR.com(R), the official Web site of the National Association of REALTORS(R) and HomeBuilder.com(TM), the official new homes site of the National Association of Home Builders. RENTNET(R), SeniorHousingNet(TM), FactoryBuiltHousing.com, and Homestore.com are part of the Homestore Network as well. Homestore is also a leading supplier of media and technology solutions for real estate professionals, local and national advertisers, and providers of home and real estate-related products and services. Homestore's print division includes Homestore(R) Plans and Publications and Welcome Wagon(R), and the Company's software division includes TOP PRODUCER(R) Systems. Visit http://ir.homestore.com for more information.


     CONTACT: Homestore, Inc.
              Mollie O'Brien, 805-557-2303
              investorrelations@homestore.com